Exhibit 10.4

THIRD AMENDMENT TO HOTEL PURCHASE AND SALE AGREEMENT

This Third Amendment to Hotel Purchase and Sale Agreement (this “Amendment”) is entered into effective as of January 10, 2019 (the “Effective Date”), between NF II/CI TAMPA AIRPORT, LLC, NF II/CI FORT MYERS GULF CENTER, LLC, NF II/CI LITTLE ROCK, LLC, NF II BEACHWOOD PARK EAST, LLC, HP BOULDER, L.L.C., NF II/CI TAMPA AVION, LLC, NF II/CI KNOXVILLE, LLC, and NF II/CI FORT MYERS AIRPORT, LLC, each a Delaware limited liability company (collectively, “Sellers”) and SREIT HOTEL HOLDINGS, L.L.C., a Delaware limited liability company (“Buyer”).

A. Sellers and Buyer, as successor-in-interest to SCG Global Holdings, L.L.C., a Delaware limited liability company (“Original Buyer”), have entered into a Hotel Purchase and Sale Agreement dated as of July 31, 2018, as amended and assigned by that certain First Amendment to Hotel Purchase and Sale Agreement dated October 9, 2018, as further amended by that certain Second Amendment to Hotel Purchase and Sale Agreement dated November 19, 2018 (as amended and assigned, the “Agreement”), with respect to certain property more particularly described therein. Capitalized terms used in this Amendment without definition have the same meanings ascribed to those terms in the Agreement.

B. Sellers and Buyer now wish to modify the terms of the Agreement as set forth in this Amendment as set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing recitals, which are incorporated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer hereby agree as follows:

1. Extension of Closing Deadline. The parties acknowledge and agree that with respect to the Property owned by NF II Beachwood Park East, LLC, HP Boulder, L.L.C., NF II/CI Tampa Avion, LLC, and NF II/CI Fort Myers Airport, LLC (collectively, the “Extended Properties”), the Closing Date shall be 4:00 p.m. local Atlanta, Georgia time on or before January 14, 2019. Notwithstanding the foregoing, the parties may mutually agree to close on one or more of the Extended Properties on January 11, 2019.

2. Fort Myers Gulf Center Operating and Easement Agreement Estoppel. The parties acknowledge and agree that Costco Wholesale Corporation delivered an estoppel related to that certain Operating and Easement Agreement dated January 6, 2005, recorded in OR Book 4550, Page 4312 in the Official Records of Lee County, Florida (as the same has been amended, the “OEA”) on November 13, 2018 (the “Costco Estoppel”). Sellers agree to indemnify Buyer for any loss suffered by Buyer as a result of the acts or omissions of NF II/CI Fort Myers Gulf Center, LLC or NF II/CI Fort Myers Gulf Center Op Co, LLC with respect to the OEA occurring or arising after November 13, 2018 and prior to Closing making any statement in the Costco Estoppel untrue or incorrect, subject, however, in all respects to Section 12.1 of the Agreement.

3. Miscellaneous. As expressly modified herein, the Agreement remains in full force and effect and Original Buyer, Buyer Assignee and Seller ratify and affirm the Agreement as modified herein. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument. This Amendment may be executed via facsimile or by “PDF scanned signature” and that facsimile or PDF shall be deemed an original for all purposes. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia. If a provision of this Amendment conflicts with a provision of the Agreement, this Amendment shall supersede and control.

[Signatures appear on following pages]

IN WITNESS WHEREOF, Sellers and Buyer have executed this Amendment as of the date and year first above written.

SELLERS:

NF II/CI TAMPA AIRPORT, LLC, a Delaware limited liability company

NF II/CI FORT MYERS GULF CENTER, LLC, a Delaware limited liability company

NF II/CI LITTLE ROCK, LLC, a Delaware limited liability company

NF II BEACHWOOD PARK EAST, LLC, a Delaware limited liability company

HP BOULDER, L.L.C., a Delaware limited liability company

NF II/CI TAMPA AVION, LLC, a Delaware limited liability company

NF II/CI KNOXVILLE, LLC, a Delaware limited liability company

NF II/CI FORT MYERS AIRPORT, LLC, a Delaware limited liability company

By:	/s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

[Signatures continue on following page]

BUYER:
SREIT HOTEL HOLDINGS, L.L.C., a Delaware limited liability company

By:	/s/ Akshay Goyal
Name:	AKSHAY GOYAL
Title:	AUTHORIZED SIGNATORY

[Signature Page to Third Amendment to Hotel Purchase and Sale Agreement]